                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_]   Confidential, for Use of Commission Only (as permitted by Rule
      14a-6(3)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to (S)240.14a-12

                            BT INVESTMENT PORTFOLIOS

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(a)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[_]   Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                              QUESTIONS AND ANSWERS

Q:       What is the purpose of this proxy solicitation?

A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

          . to elect eleven members of the Board of Trustees of BT Investment Portfolios (the "Trust"), of which US Bond Index Portfolio (the "Portfolio") is a series, whose terms will be effective beginning July 30, 2002 or on such later date as interest holder approval is obtained; and

          . to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc."), the investment advisor for the Portfolio.

         THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I.  BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q:       Why am I being asked to vote for Board members?

A: Deutsche Asset Management recommended to the Board, and the Board agreed, that the Trust, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the "DeAM Funds") should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need interestholder approval to add certain persons to the Trust's Board. The Trust's Board agreed to submit this proposal to interestholders.

Q:       Why did the Trust's Board approve management's recommendation?

A: Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure benefits the Trust, the Portfolio and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: If the Board proposal is approved by interestholders, how many Trustees will sit on the Board?

A: If all nominees are elected, the Trust's Board will consist of eleven individuals. Five of these persons currently serve as members of your Board; six persons will be new to the

         Trust's Board but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

II.  PROPOSAL RELATED TO APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Q:       Why am I being asked to vote for a new investment advisory agreement?

A: DeAM, Inc. recommended to the Board that it approve the new investment advisory agreement in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current investment advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the new investment advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining interestholder approval at the time such delegation is made. In addition, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust.

         In determining to recommend that the interestholders approve the new investment advisory agreement, the Board of the Trust considered, among other factors, the potential benefits to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. In addition, the Board considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q:       Will the investment advisory fees remain the same?

A: Yes. The investment advisory fee rate proposed to be charged to the Portfolio under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

III.  GENERAL QUESTIONS

Q:       What are the Board's recommendations?

A: The Board recommends that all interestholders vote `FOR' the nominees for the Board and `FOR' the approval of the new advisory agreement.

Q: Will the portfolio pay for the proxy solicitation and legal costs associated with this solicitation?

A:       No, DeAM, Inc. will bear these costs.

Q:       How can I vote?

A:       You can vote in any one of two ways:

         .   By mail, with the enclosed proxy card; or

         .   In person at the special meeting.

         Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:       I plan to vote by mail.  How should I sign my proxy card?

A: Please see the instructions at the end of the Notice of Special Meeting of Interestholders, which is attached.

Q:       Whom should I call with questions?

A: Please call Georgeson Shareholder Communications at 1-866-333-0889 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

--------------------------------------------------------------------------------
   The attached proxy statement contains more detailed information about each of the proposals relating to the Portfolio. Please read it carefully.
--------------------------------------------------------------------------------

                            BT INVESTMENT PORTFOLIOS

                             US Bond Index Portfolio

                                One South Street
                            Baltimore, Maryland 21202

                  NOTICE OF SPECIAL MEETING OF INTERESTHOLDERS

                            To Be Held July 30, 2002

                  A special meeting of BT Investment Portfolios (the "Trust") with respect to the US Bond Index Portfolio (the "Portfolio"), a series of the Trust, will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 10:30 a.m. (Eastern time) (the "Special Meeting"). The Trust is organized as a registered open-end management investment company, established as a trust under the laws of the State of New York.

                  The Special Meeting is being held to consider and vote on the following matters as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:             To elect eleven Trustees of the Trust to hold office
                        until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as interestholder approval is obtained.

PROPOSAL II:            To approve a new investment advisory agreement (the "New
                        Advisory Agreement") between the Portfolio and Deutsche
                        Asset Management Inc. ("DeAM, Inc.").

                  The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

                  The New Advisory Agreement described in Proposal II will contain substantially similar provisions and does not differ in substance from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust.

                  The close of business on May 20, 2002 has been fixed as the record date for the determination of the interestholders of the Portfolio entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

                  The Board of Trustees of the Trust recommends that interestholders vote FOR the election of each nominee to the Board of Trustees of the Trust and FOR Proposal II.

                  This notice and related proxy material are first being mailed to interestholders of the Portfolio on or about June 21, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                           By Order of the Board of Trustees,
                           Daniel O. Hirsch, Secretary

New York, New York
June 21, 2002

--------------------------------------------------------------------------------
                 WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL
              MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
                 PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
                  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF
                   THE INTERESTS YOU HOLD. NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                              IN THE UNITED STATES.
--------------------------------------------------------------------------------

                  IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

          Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, the interests you hold will be voted "FOR" the nominees for Trustee named in the attached Proxy Statement; "FOR" the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the Special Meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

         If we do not receive your completed proxy card, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the telephone if you choose to vote in that manner.
--------------------------------------------------------------------------------

                            BT INVESTMENT PORTFOLIOS

                             US Bond Index Portfolio

                                One South Street
                            Baltimore, Maryland 21202

                     PROXY STATEMENT FOR THE SPECIAL MEETING
                               OF INTERESTHOLDERS

                                  July 30, 2002

                  This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation by the Board of Trustees of BT Investment Portfolios (the "Trust") with respect to the US Bond Index Portfolio (the "Portfolio") of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 10:30 a.m. (Eastern time) and at any adjournments thereof (the "Special Meeting"). This Proxy Statement and accompanying proxy card ("Proxy') are expected to be mailed to interestholders on or about June 21, 2002.

                  Beneficial interests in the Trust are divided into separate series. The Portfolio is a separate series of the Trust, along with seven other series, which are not addressed in this Proxy Statement. For simplicity, actions are described in this Proxy Statement as being taken by the Portfolio, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Portfolio.

                  The Special Meeting is being held to consider and vote on the following matters as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:        To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special
                   Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as interestholder approval is obtained.

PROPOSAL II:       To approve a new investment advisory agreement (the "New
                   Advisory Agreement") between the Portfolio and Deutsche Asset
                   Management, Inc. ("DeAM, Inc.").

                  The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

                  The interestholders of the Trust are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Trustee Nominees") as Trustees of the Trust. Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently serve on the Board of Trustees of the Trust. Mr. Hale is currently an "interested person' (an "Interested Trustee"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust and, if elected, will be the Chairman of the Board of the Trust. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

                  The Portfolio's interestholders are also to consider the approval of the New Advisory Agreement between DeAM, Inc., the current investment advisor for the Portfolio, and the Portfolio.

                               VOTING INFORMATION

                  Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Portfolio and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Portfolio's interests, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered.

                  The Portfolio will furnish, without charge, a copy of its most recent Annual Report containing audited financial statements for the fiscal year ended December 30, 2001 (the "Report") to an interestholder upon request. Any such request should be directed to the Trust by calling 1-800-730-1313 or by writing to the Trust at the address set forth on the cover of this Proxy Statement.

                  If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the interests represented thereby will be voted in accordance with the instructions marked on the Proxy. Interests of the Portfolio are entitled to one vote each at the Special Meeting and fractional interests are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any interestholder giving a Proxy has the right to attend the Special Meeting to vote his/her interests in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

                  Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ("Deutsche Bank Trust") may vote any interests in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes interests of the Portfolio over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

                  In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to interestholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those interests represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. An interestholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of interestholders is constituted by the presence in person or by proxy of the holders of, for the Trust, one-third of the outstanding interests of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as interests that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

                  Interestholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The number of interests of the Portfolio that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

                  In order that the interests you hold may be represented, you are requested to:

                  .  indicate your instructions on the Proxy;

                  .  date and sign the Proxy; and

                  .  mail the Proxy promptly in the enclosed envelope.

  Beneficial Ownership of Shares of the Portfolio

                  Exhibit B to this Proxy Statement sets forth information as of May 20, 2002 regarding the beneficial ownership of the Portfolio's interests by the only persons known by the Portfolio to beneficially own more than five percent of the outstanding interests of the Portfolio. Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of the Portfolio's outstanding interests. The number of interests beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any interests as to which the individual has the sole or shared voting power or investment power and also any interests which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the interests set forth in Exhibit B. The inclusion therein of any interests deemed beneficially owned does not constitute an admission of beneficial ownership of the interests.

Background

                  Trust and Portfolio Structure. The Trust is an open-end management investment company, organized under the laws of the State of New York. The Trust is comprised of the Portfolio and seven other series. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the "Current Advisory Agreement"). Pursuant to the Current Advisory Agreement, DeAM, Inc. supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are Interested Trustees of the Portfolio.

                                   PROPOSAL I

                  ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES

                                  OF THE TRUST

                  It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as interestholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Board of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the interestholders of the Trust. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Board of Trustees may recommend.

                  The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by ICCC, another indirect wholly owned subsidiary of Deutsche Bank) (the "DeAM Funds"). The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by Deutsche Asset Management and reviewed by the current Independent Trustees of the Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Board of Trustees of the Trust. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

                  Deutsche Asset Management recommended, and the Board agreed, that the Trust should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Trust, and between five and nine persons currently serve on the boards of the other DeAM Funds. If interestholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

                  Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

                  The following information is provided for each Trustee Nominee and executive officer of the Trust's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust operations is One South Street, Baltimore, Maryland, 21202.

              INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                              Term of                                Number of
                              Office/1/ and                          Funds in Fund
                              Length of                              Complex
                              Time Served                            Overseen by
            Position with BT  on the           Principal             Trustee or       Other Directorships
Name and    Investment Trust                   Occupation(s)During   Nominee for      Held by Trustee or
Birth Date  Portfolios        Board            Past 5 Years          Trustee/2/       Nominee for Trustee
------------------------------------------------------------------------------------------------------------
Independent Trustee Nominees

Richard R.  Trustee Nominee   N/A              Chairman, IEP             86           Member of the Board,
Burt                                           Advisors, Inc.                         Archer Daniels
2/3/47                                         (since July 1998);                     Midland Company/3/
                                               Chairman of the                        (agribusiness
                                               Board, Weirton                         operations) (October
                                               Steel Corporation/3/                   1996 to June 2001),
                                               (since April                           Hollinger
                                               1996). Formerly,                       International, Inc./3/
                                               Partner, McKinsey                      (publishing) (since
                                               & Company                              1995), Homestake
                                               (consulting) (1991                     Mining/3/ (mining and
                                               to 1994) and US                        exploration) (1998 to
                                               Chief Negotiator                       February 2001), HCL
                                               in Strategic Arms                      Technologies Limited
                                               Reduction Talks                        (information
                                               (START) with                           technology) (since
                                               former Soviet                          April 1999), Anchor
                                               Union and US                           Gaming (gaming
                                               Ambassador to the                      software and
                                               Federal Republic                       equipment) (March
                                               of Germany                             1999 to December
                                               (1985 to 1991).                        2001); Director, UBS
                                                                                      Mutual Funds (formerly
                                                                                      known as Brinson and
                                                                                      Mitchell Hutchins families
                                                                                      of funds) (since 1995); and
                                                                                      Member, Textron Inc./3/
                                                                                      International Advisory Council
                                                                                      (July 1996 to present).

S. Leland   Trustee           Since 1993       Retired (since            84           Trustee, Phoenix
Dill                                           1986); formerly                        Zweig Series Trust
3/28/30                                        Partner, KPMG Peat                     (since September
                                               Marwick (June 1956                     1989), Phoenix Euclid
                                               to June 1986);                         Market Neutral Fund
                                               General Partner,                       (since May 1998)
                                               Pemco (investment                      (registered
                                               company) (June                         investment
                                               1979 to June 1986)                     companies); Director,
                                                                                      Vintners
                                                                                      International Company
                                                                                      Inc. (June 1989 to
                                                                                      May 1992), Coutts
                                                                                      (USA) International
                                                                                      (January 1992 to
                                                                                      March 2000), Coutts
                                                                                      Trust Holdings Ltd.,
                                                                                      Coutts Group (March
                                                                                      1991 to March 1999).

Martin J.   Trustee           Since 1999       Nomura Professor          85           Member of the Board,
Gruber                                         of Finance,                            CREF (since 2000),
7/15/37                                        Leonard N. Stern                       S.G. Cowen Mutual
                                               School of                              Funds (1985 to 2001),
                                               Business, New York                     Japan Equity Fund,
                                               University (since                      Inc. (since 1992),
                                               1964).                                 Thai Capital Fund,
                                                                                      Inc. (since 2000)
                                                                                      (registered
                                                                                      investment companies).

                                                                             Number of
                                     Term of                                 Funds in Fund
                                     Office/1/ and                           Complex
                                     Length of                               Overseen by
                  Position with      Time Served     Principal               Trustee or         Other Directorships
Name and          BT Investment      on the Trust    Occupation(s) During    Nominee for        Held by Trustee or
Birth Date        Portfolios         Board           Past 5 Years            Trustee/2/         Nominee for Trustee
-----------------------------------------------------------------------------------------------------------------------
Joseph R.         Trustee Nominee    N/A             Private Equity                82           Director, Soundview
Hardiman                                             Investor (since                            Technology Group Inc.
5/27/37                                              1997); President                           (investment banking)
                                                     and Chief                                  (since July 1998),
                                                     Executive Officer,                         Corvis Corporation/3/
                                                     The National                               (optical networking
                                                     Association of                             equipment) (since
                                                     Securities                                 July 2000), Brown
                                                     Dealers, Inc. and                          Investment Advisory &
                                                     The NASDAQ Stock                           Trust Company
                                                     Market, Inc. (1987                         (investment advisor)
                                                     to 1997); Chief                            (since February
                                                     Operating Officer                          2001), The Nevis Fund
                                                     of Alex. Brown &                           (registered
                                                     Sons Incorporated                          investment company)
                                                     (now Deutsche Banc                         (since July 1999),
                                                     Alex. Brown Inc.)                          and ISI Family of
                                                     (1985 to 1987) and                         Funds (registered
                                                     General Partner,                           investment companies)
                                                     Alex. Brown & Sons                         (since March 1998).
                                                     Incorporated (now                          Formerly, Director,
                                                     Deutsche Banc                              Circon Corp./3/
                                                     Alex. Brown Inc.)                          (medical instruments)
                                                     (1976 to 1985).                            (November 1998 to
                                                                                                January 1999).

Richard J.        Trustee            Since 1999      Jacob Safra             84                 N/A
Herring                                              Professor of
2/18/46                                              International
                                                     Banking and Professor,
                                                     Finance Department,
                                                     The Wharton School,
                                                     University of
                                                     Pennsylvania (since
                                                     1972); Director,
                                                     Lauder Institute
                                                     of International
                                                     Management Studies
                                                     (since 2000);
                                                     Co-Director, Wharton
                                                     Financial Institutions
                                                     Center (since 2000);
                                                     Vice Dean and Director,
                                                     Wharton Undergraduate
                                                     Division (1995 to
                                                     2000).

Graham E.         Trustee Nominee    N/A             Senior Vice             84                 Trustee, 8 open-end
Jones                                                President, BGK                             mutual funds managed
1/31/33                                              Realty Inc.                                by Weiss, Peck &
                                                     (commercial real                           Greer (since 1985);
                                                     estate) (since                             Trustee, 22 open-end
                                                     1995).                                     mutual funds managed
                                                                                                by Sun Capital
                                                                                                Advisers, Inc. (since
                                                                                                1998).

Rebecca W.        Trustee Nominee    N/A             President and           84                 Formerly, Director,
Rimel                                                Chief Executive                            ISI Family of Funds
4/10/51                                              Officer, The Pew                           (registered
                                                     Charitable Trusts                          investment companies)
                                                     (charitable                                (1997 to 1999).
                                                     foundation) (since
                                                     1994) and Director
                                                     and Executive Vice
                                                     President, The
                                                     Glenmede Trust
                                                     Company (investment

                                                                             Number of
                                  Term of                                    Funds in Fund
                                  Office/1/ and                              Complex
                                  Length of                                  Overseen by
                Position with     Time Served        Principal               Trustee or         Other Directorships
Name and        BT Investment     on the Trust       Occupation(s) During    Nominee for        Held by Trustee or
Birth Date      Portfolios        Board              Past 5 Years            Trustee/2/         Nominee for Trustee
-----------------------------------------------------------------------------------------------------------------------
                                                     trust and wealth
                                                     management) (since
                                                     1994). Formerly,
                                                     Executive
                                                     Director, The Pew
                                                     Charitable Trusts
                                                     (1988 to 1994).

Philip          Trustee           Since 1993         Principal, Philip       84                 N/A
Saunders, Jr.                                        Saunders Associates
10/11/35                                             (Economic and
                                                     Financial Consulting)
                                                     (since 1988); former
                                                     Director, Financial
                                                     Industry Consulting,
                                                     Wolf & Company (1987
                                                     to 1988); President,
                                                     John Hancock Home
                                                     Mortgage Corporation
                                                     (1984 to 1986); Senior
                                                     Vice President of
                                                     Treasury and Financial
                                                     Services, John
                                                     Hancock Mutual Life
                                                     Insurance Company,
                                                     Inc. (1982 to 1986).

William N.      Trustee Nominee   N/A                Pension & Savings       84                 Trustee, open-end
Searcy                                               Trust Officer,                             mutual funds managed
09/03/46                                             Sprint                                     by Sun Capital
                                                     Corporation/3/                             Advisers, Inc. (since
                                                     (telecommunications)                       1998).
                                                     (since 1989).

                                      Term of                                        Number of
                                      Office/1/ and                                  Funds in Fund
                                      Length of                                      Complex
                                      Time Served                                    Overseen by
                  Position with       on the              Principal                  Trustee or        Other Directorships
Name and          BT Investment       Trust               Occupation(s)During        Nominee for       Held by Trustee or
Birth Date        Portfolios          Board               Past 5 Years               Trustee/2/        Nominee for Trustee
-----------------------------------------------------------------------------------------------------------------------------
Robert H.         Trustee Nominee     N/A                 President, Robert          87                N/A
Wadsworth                                                 H. Wadsworth
1/29/40                                                   Associates, Inc.
                                                          (consulting firm)
                                                          (since 1982);
                                                          President and Director,
                                                          Trust for
                                                          Investment Managers
                                                          (registered
                                                          investment company)
                                                          (since 1999).
                                                          Formerly President,
                                                          Investment Company
                                                          Administration, LLC
                                                          (1992* to July
                                                          2001); President,
                                                          Treasurer and
                                                          Director, First Fund
                                                          Distributors, Inc.
                                                          (1990-January 2002);
                                                          Vice President,
                                                          Professionally Manages
                                                          Portfolios (1999
                                                          to 2002) and Advisors
                                                          Series Trust (1997
                                                          to 2002) (registered
                                                          investment
                                                          companies) and
                                                          President, Guinness
                                                          Flight Investment
                                                          Funds, Inc.
                                                          (registered investment
                                                          companies).

                                                          * Inception date of the
                                                            corporation which
                                                            was the predecessor to
                                                            the LLC.

Interested Trustee Nominee

Richard T.        Trustee             Since 1999          Managing Director,         84                Director, Deutsche
Hale/4/                                                   Deutsche Bank                                Global Funds, Ltd.
7/17/45                                                   Securities Inc.                              (since 2000);
                                                          (formerly Deutsche                           Director, CABEI
                                                          Bank Alex. Brown                             Fund (since 2000)
                                                          Inc.) and Deutsche                           and North American
                                                          Asset Management                             Income Fund (since
                                                          (since 1999);                                2000) (registered
                                                          Director and                                 investment
                                                          President,                                   companies);
                                                          Investment Company                           Formerly, Director,
                                                          Capital Corp.                                ISI Family of
                                                          (registered                                  Funds. (registered
                                                          investment                                   investment
                                                          advisor) (since                              companies) (1992 to
                                                          1996). Vice                                  1999).
                                                          President,
                                                          Deutsche Asset
                                                          Management, Inc.
                                                          (since 2000);
                                                          Chartered
                                                          Financial Analyst.

                                     Term of                                     Number of
                                     Office/1/ and                               Funds in Fund
                                     Length of                                   Complex
                                     Time Served                                 Overseen by
                  Position with      on the             Principal                Trustee or          Other Directorships
Name and          BT Investment      Trust              Occupation(s)During      Nominee for         Held by Trustee or
Birth Date        Portfolios         Board              Past 5 Years             Trustee/2/          Nominee for Trustee
--------------------------------------------------------------------------------------------------------------------------
Officers

Richard T.        President          Since 2000         See information
  Hale                                                  provided under
                                                        Interested Trustee
                                                        Nominee.

Daniel O.         Vice               Secretary          Managing Director,       N/A                 N/A
  Hirsch          President/         since 1999;        Deutsche Asset
  3/27/54         Secretary          Vice               Management (since
                                     President          April 2002) and
                                     since 2000         Director, Deutsche
                                                        Global Funds Ltd.
                                                        (since 2002).
                                                        Formerly, Director
                                                        Deutsche Asset
                                                        Management (1999
                                                        to 2002);
                                                        Principal, BT
                                                        Alex. Brown
                                                        Incorporated, (now
                                                        Deutsche Banc
                                                        Alex. Brown Inc.)
                                                        (1998 to 1999);
                                                        Assistant General
                                                        Counsel, United
                                                        States Securities
                                                        and Exchange
                                                        Commission (1993
                                                        to 1998).

Charles A.        Treasurer          Since 1999         Director, Deutsche       N/A                 N/A
 Rizzo                                                  Asset Management
 8/5/57                                                 (since April
                                                        2000); Certified
                                                        Public Accountant;
                                                        Certified
                                                        Management
                                                        Accountant.
                                                        Formerly, Vice
                                                        President and
                                                        Department Head,
                                                        BT Alex. Brown
                                                        Incorporated (now
                                                        Deutsche Banc
                                                        Alex. Brown Inc.),
                                                        (1998 to 1999);
                                                        Senior Manager,
                                                        Coopers & Lybrand
                                                        LLP (now
                                                        Pricewaterhouse-Coopers
                                                        LLP) (1993 to
                                                        1998).

--------------

1. Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2. As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the `Fund Complex') is 89.

3. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4.   Mr. Hale is a Trustee who is an `interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

                           Trustee Compensation Table

     The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Fund Complex for the twelve-month period ended March 31, 2002.

                                           Pension or
                                           Retirement
                             Aggregate     Benefits     Estimated
                             Compensation  Accrued      Annual     Total
                             from BT       as Part      Benefits   Compensation
                             Investment    of Fund      Upon       from Fund
Trustee                      Portfolios    Expenses     Retirement Complex
-----------------------------------------------------------------------------
S. Leland Dill              $11,600.24     N/A          N/A        $61,250.00
Martin J. Gruber            $11,600.24     N/A          N/A        $61,250.00
Richard J. Herring          $11,600.24     N/A          N/A        $61,250.00
Philip Saunders, Jr.        $11,600.24     N/A          N/A        $61,250.00

     The Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of the Board currently are each composed of the Independent Trustees of the Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee of the Board will consider Trustee nominees recommended by interestholders. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the applicable Portfolio which may arise between meetings of the Board. The Board does not have a compensation committee. During the Portfolio's most recent fiscal year, the Board held five meetings, the Audit Committee of the Board held four meetings and the Valuation Committee of the Board held one meeting. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee of the Board did not meet during the most recent fiscal year. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio.

     Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Board of Trustees

                  The Board of Trustees believe that coordinated governance through a unified board structure will benefit the Trust and the Portfolio.

                  In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Trust and the Portfolio. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Portfolio and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Trust and the Portfolio because Trustees will serve an increased number of investment companies.

                  The Board also considered that a unified group board structure benefits the Trust and the Portfolio by creating an experienced group of Board members who understand the operations of the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

                  The Board gave considerable weight to its expectation that the Trust and the Portfolio will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments (`Scudder') (the `Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

                  In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of its deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

                  Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the interestholders of the Trust vote `FOR' the election of the Trustee Nominees as set forth in this Proposal.

                  If the Trustee Nominees are elected by the interestholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Trust's interestholders.

                                   PROPOSAL II

                      APPROVAL OF A NEW ADVISORY AGREEMENT

                  The New Advisory Agreement will contain substantially similar provisions and does not differ in substance from the Current Advisory Agreement pursuant to which services are provided to the Portfolio except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

                  The Current Advisory Agreement. DeAM, Inc. serves as investment advisor to the Portfolio (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board, including a majority of those Board members of the Trust who are not 'interested persons' (as defined in the 1940 Act) of the Trust or DeAM, Inc. (the `Independent Trustees').

                  Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement and (ii) the most recent date on which the Current Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, and the Portfolio's interestholders.

                  The New Advisory Agreement. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D. If interestholders approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of the Portfolio, or by the Board of Trustees of the Trust and, in either event, the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for such purpose. The terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreement contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of Trust, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust.

                  Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for the Portfolio contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the Trust. Interestholders of the Portfolio that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Portfolio would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

                  Unlike the Current Advisory Agreement, the New Advisory Agreement makes explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining interestholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreement would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

                  Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that interestholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

                  In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment advisor. Accordingly, DeAM, Inc. informed the Board that it would not seek such provision in the New Advisory Agreement.

DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

                  Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Portfolio with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio's assets. Subject to the supervision and control of the Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolio's registration statements, (c) the provisions of the Trust's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

                  Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Portfolio; (e) determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's Board of Trustees; and (f) take all actions necessary to carry into effect the Portfolio's purchase and sale programs.

                  The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

                  The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the Portfolio for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

                  Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Trustees or by the holders of a majority of the Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or upon 90 days' written notice by DeAM, Inc.

                  The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

                  Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its interestholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

                  As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of the Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Portfolio

                  The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

                  The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

                  Administrator, Transfer Agent and Custodian. Investment Company Capital Corporation ('ICCC') serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian, of the Portfolio. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. (Exhibit E to this Proxy Statement sets forth the fees paid to ICCC by the Portfolio for these services for the most recently completed fiscal year.)

                  Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries).

                  Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board

                  At a meeting of the Board of Trustees of the Trust held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement, a majority of the Board, including a majority of the Independent Trustees, approved, subject to interestholder approval, the New Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolio. In approving the New Advisory Agreement, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreement and proposed to be provided by DeAM, Inc. to the Portfolio under the New Advisory Agreement; that the investment advisory fees paid by the Portfolio will remain the same under the New Advisory Agreement as under the Current Advisory Agreement; investment performance, both of the Portfolio itself and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolio; investment advisory fees provided under the Current Advisory Agreement and current expense ratios and asset sizes of the Portfolio itself and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Portfolio and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Portfolio, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

                  In addition, the Board considered the potential benefit to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. The Board recognized that it may be beneficial to the Portfolio to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further interestholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolio would require the prior approval of a majority of the members of the Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolio would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreement because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolio; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

                  Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its interestholders. Based on all of the foregoing, at a meeting on June 7, 2002, a majority of the Board of Trustees, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement and to recommend it to the interestholders for their approval.

         Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the interestholders of the Portfolio vote `FOR' the approval of the New Advisory Agreement as set forth in this Proposal.

         If the New Advisory Agreement is approved by the interestholders, it will remain in effect as described above. If the New Advisory Agreement is not approved by the interestholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval of the Board of Trustees or its interestholders, and the Board of Trustees will consider what other action is appropriate based upon the interests of the interestholders.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

                  The Portfolio's financial statements for its most recent fiscal year were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Portfolio's federal and state annual income tax returns and provides certain non-audit services to the Trust and the Portfolio. During the Board's most recent consideration of the selection of auditors for the Portfolio, the Board considered whether the provision of non-audit services to the Trust and the Portfolio was compatible with maintaining PwC's independence. The Board of Trustees of the Trust has selected PwC as the independent auditors for the Portfolio for its fiscal year ending 2002. PwC has been the independent auditors for the Portfolio since inception. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust.

                  Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                  Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Portfolio's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Portfolio's reports to interestholders are $19,000.

                  Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust or the Portfolio, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust or the Portfolio.

                  All Other Fees. There were $2,830,400 in fees billed by PwC for the most recent fiscal year for other services provided to the Trust, the Portfolio, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust or the Portfolio.

                                 VOTE REQUIRED

                  Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of interestholders of the Portfolio and the other series of the Trust, voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

                  Approval of Proposal II with respect to the Portfolio's New Advisory Agreement requires the affirmative vote of a 'majority' of the outstanding interests of the Portfolio. 'Majority' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the interests of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding interests of the Portfolio are present in person or by proxy, or
(b) more than 50% of the outstanding interests of the Portfolio. Because abstentions and broker non-votes are treated as interests present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which requires the approval of a specified percentage of the outstanding interests of the Portfolio.


           ---------------------------------------------------------
                      THE BOARD, INCLUDING THE INDEPENDENT
                          TRUSTEES, RECOMMEND THAT THE
                     INTERESTHOLDERS VOTE 'FOR' APPROVAL OF
                 PROPOSALS I AND II. ANY UNMARKED PROXIES WILL
                                  BE SO VOTED.

           ---------------------------------------------------------

                  The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                     SUBMISSION OF INTERESTHOLDER PROPOSALS

                  The Portfolio does not hold regular interestholders' meetings. Interestholders wishing to submit proposals for inclusion in a proxy statement for a subsequent interestholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

                  Proposals must be received at a reasonable time prior to the date of a meeting of interestholders to be considered for inclusion in the materials for the Portfolio's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                  INTERESTHOLDERS' REQUEST FOR SPECIAL MEETING

                  Interestholders holding at least 10% of the Portfolio's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of interestholders for the purpose of voting on the removal of any Trustee of the Portfolio. Meetings of interestholders for any other purpose also shall be called by the Board of Trustees when requested in writing by interestholders holding at least 10% of the interests then outstanding.

                  IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

             -------------------------------------------------------
                     INTERESTHOLDERS WHO DO NOT EXPECT TO BE
                  PRESENT AT THE SPECIAL MEETING AND WHO WISH
                  TO HAVE THEIR INTERESTS VOTED ARE REQUESTED
                    TO DATE AND SIGN THE ENCLOSED PROXY AND
                 RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW
                  THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR
                  THROUGH THE INTERNET ON THE ENCLOSED PROXY.

             -------------------------------------------------------

                                By Order of the Board of Trustees,


                                Daniel O. Hirsch, Secretary

               June 21, 2002


             -------------------------------------------------------
                  THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT
                    INTERESTHOLDERS WILL ATTEND THE SPECIAL
                  MEETING. WHETHER OR NOT YOU PLAN TO ATTEND,
                   YOU ARE URGED TO COMPLETE, DATE, SIGN AND
                        RETURN THE ENCLOSED PROXY IN THE
                      ACCOMPANYING ENVELOPE (OR FOLLOW THE
                    INSTRUCTIONS FOR VOTING BY TELEPHONE OR
                  THROUGH THE INTERNET ON THE ENCLOSED PROXY).

             -------------------------------------------------------

                                                                       Exhibit A


        ---------------------------------------------------------------
                        SHARES OUTSTANDING AS OF RECORD DATE
        ---------------------------------------------------------------
        US Bond Index Portfolio                        11,984,032
        ---------------------------------------------------------------

                                                                       Exhibit B


         5% Interestholders
         -----------------------------------------------------------------------------------------------
         Name and Address of                                Shares Beneficially       Percent Ownership
          Beneficial Owner                                        Owned            of Outstanding Shares
         -----------------------------------------------------------------------------------------------
         US Bond Index Fund - Premier Class*                    10,981,134                 91.63%
         One South Street
         Baltimore, Maryland 21202

         -----------------------------------------------------------------------------------------------
         DaimlerChrysler Corporation Fund*                       1,002,898                  8.37%
         Attn: Alan Johnson, Manager, Investment Operations
         1000 Chrysler Drive
         Auburn Hills, Michigan 48326-2766
         -----------------------------------------------------------------------------------------------

------------------
*        Not believed by the Portfolio to be the beneficial owner.

                                                                       Exhibit C


--------------------------------------------------------------------------------
                                           Date Last Approved By the Portfolio's

--------------------------------------------------------------------------------
     Portfolio             Date of Current
   (Fiscal Year)         Advisory Agreement      Trustees        Interestholders
--------------------------------------------------------------------------------
US Bond Index Portfolio  04/30/01             6/7/02           9/21/99*
--------------------------------------------------------------------------------


    ----------
     *Submitted for interestholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Portfolio, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreement.

                                                                       Exhibit D

            [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

                  THIS AGREEMENT is made as of the __day of_______ ,____ by and between _________, a [state of organization] (the 'Trust'), and DEUTSCHE ASSET MANAGEMENT, INC., a _____corporation (the 'Advisor') [and _________(the 'Sub-Advisor')].

                  WHEREAS, the Trust is registered as an open-end, [diversified] [non-diversified], management investment company under the Investment Company Act of 1940, as amended (the `1940 Act'), consisting of several series of shares, each having its own investment policies;

                  WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

                  WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth; [and]

                  [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].

2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:


------------------------------

/1/ Contained in the form of sub-advisory agreement only.

      1. The Trust's Declaration of Trust, filed with the State of _____on _______, __________ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the `Declaration of Trust');

      2. [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the `Trust Agreement');]

      3. Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

      4. The Trust's Registration Statement on Form N-1A under the 1940 Act as filed with the Securities and Exchange Commission (`SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

      5. Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called `Prospectus').

                  The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

                  The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall:

      1. supervise and manage all aspects of a Series' operations, except for distribution services;

      2. formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

      3. provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

      4. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

     5. determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

     6. take all actions necessary to carry into effect a Series' purchase and sale programs.

4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

             It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

             Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. (`DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

             The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.  Compliance with Applicable Requirements.     In carrying out its obligations
        under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

    7. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

    8. the provisions of the Registration Statement of the Trust on behalf of a Series under the 1940 Act;

    9.  the provisions of the Declaration of Trust;

    10. the provisions of the Trust Agreement; and

    11. any other applicable provisions of state and federal law.

7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

    12. The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

    13. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not `interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not `interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2/

             [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not `interested persons,' as defined in the 1940 Act.]/3/

9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

             Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

             In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

-------------------------

/2/   Contained in the form of Advisory Agreement only.

/3/   Contained in the form of Sub-Advisory Agreement only.

               In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

               All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be `specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

               This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

               As used in this Section 12, the term `assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13. Limitation of Liability of the [Advisor] [Sub-Advisor].

               The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202 _________; [if to the Sub-Advisor,________ ].

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                     [TRUST]

Attest:                                    By:
       -------------------------------        ---------------------------------
Name:                                      Name:
     ---------------------------------          -------------------------------
                                           Title:
                                                 ------------------------------

[SEAL]                                     DEUTSCHE ASSET MANAGEMENT, INC.

Attest:                                    By:
       -------------------------------        ---------------------------------
Name:                                      Name:
     ---------------------------------          -------------------------------
                                           Title:
                                                 ------------------------------

[SEAL]                                     [SUB-ADVISOR]

Attest:                                    By:
       -------------------------------        ---------------------------------
Name:                                      Name:
     ---------------------------------          -------------------------------
                                           Title:
                                                 ------------------------------

                                    EXHIBIT A

                                       TO
                 INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                              MADE AS OF __________
                                     BETWEEN
                           [Fund Name] AND [_________]


Series                       Investment [Advisory] [Sub-Advisory] Fee
--------------------------------------------------------------------------------

                                                                       Exhibit E

                                  Advisory Fee

The table below sets forth the fee rate paid, on an annual basis, to the advisor for its services under the Current Advisory Agreement, calculated daily and paid monthly. The table also sets forth the amounts paid by the Portfolio to the advisor for providing investment advisory services for its most recent fiscal year.

--------------------------------------------------------------------------------
            Fund             Advisory Agreement Rate            Fee
--------------------------------------------------------------------------------
US Bond Index Portfolio               0.15%                   $157,117
--------------------------------------------------------------------------------

                               Administrative Fees

ICCC serves as administrator and transfer agent and provides fund accounting services to the Portfolio. For its services, the administrator was paid the following amounts as of the most recent fiscal year by the Portfolio. ICCC pays custody fees to Deutsche Bank Trust for the Portfolio out of the fee paid to it for its services.

--------------------------------------------------------------------------------
            Fund            Administration Agreement Rate       Fee
--------------------------------------------------------------------------------
US Bond Index Portfolio               0.05%                   $62,869
--------------------------------------------------------------------------------

                           Waiver and/or Reimbursement

For its most recent fiscal year, the Portfolio was reimbursed $170,236 by the advisor and/or the administrator.

                                                                       Exhibit F

            Investment Companies Advised or Subadvised by DeAM, Inc.

  Fund with similar investment        Total Assets as of   Contractual Advisory
           objectives                    March 31, 2002            Fees
--------------------------------------------------------------------------------
US Bond Index Portfolio                $127,533,601.67             0.15%
US Bond Index Premier                  $107,195,512.30              ___/2/


/1/ US Bond Index Portfolio is the master portfolio. US Bond Index Premier is a feeder fund to the US Bond Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

                                                                       Exhibit G

                   Principal occupations of each director and
                    principal executive officer of DeAM, Inc.

          The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.


--------------------------------------------------------------------------------
             Name                            Principal Occupation
--------------------------------------------------------------------------------
Dean Sherman Barr                President and Chief Investment Officer
--------------------------------------------------------------------------------
Audrey Theresa Jones             Director and Executive Vice President
--------------------------------------------------------------------------------
William George Butterly          Secretary and Executive Vice President
--------------------------------------------------------------------------------
Mary Anne Mullin                 Compliance Officer
--------------------------------------------------------------------------------
Gwyn Morgan Thomas               Director and Vice President
--------------------------------------------------------------------------------
Lori Callahan                    Director and Chief Administrative Officer
--------------------------------------------------------------------------------

                                                                       Exhibit H

                                                                            Aggregate Dollar Range
                                                                           of Equity Securities as of
                                                                           May 31, 2002 in all Funds
                                                                              Overseen or to be
                                            Dollar Range of Equity          Overseen by Trustee or
  Name of Trustee or                          Securities in the              Nominee in Family of
      Nominee                                  Portfolio(s)/1/              Investment Companies/2/
-----------------------------------------------------------------------------------------------------------

Independent Trustee
Nominees
-----------------------------------------------------------------------------------------------------------
Richard R. Burt                                     None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
S. Leland Dill                                      None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
Martin J. Gruber                                    None                         $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Joseph R. Hardiman/3/                               None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard J. Herring                                  None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
Graham E. Jones                                     None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                                    None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                                None                        $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
William N. Searcy                                   None                         $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                                 None                          Over $100,000
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Interested Trustee Nominee

-----------------------------------------------------------------------------------------------------------
Richard T. Hale                                     None                          Over $100,000

-----------------------------------------------------------------------------------------------------------

-----------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities.

2.   The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000.

3. The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

         For more information please call your Portfolio's information agent, Georgeson Shareholder Communications at (866) 333-0889.

                            BT INVESTMENT PORTFOLIOS

                   One South Street, Baltimore, Maryland 21202

                   *** CONTROL NUMBER: 999 999 999 999 99 ***

                               FORM OF PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
BT INVESTMENT PORTFOLIOS    To Be Held July 30, 2002 at 10:30 a.m., Eastern time

The undersigned hereby appoints Fran Pollack-Matz and Lisa Hertz and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting, and at any and all adjournments or postponements thereof (the 'Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II, as applicable. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal II, will have the effect of votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I and II.


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: _____________________________________

 -----------------------------------------------------------------------
|                                                                       |
|                                                                       |
|                                                                       |
|                                                                       |
|                                                                       |
|                                                                       |
 -----------------------------------------------------------------------
                 Signature(s)(Titles(s), if applicable)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer please give your full title as such.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Trust, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

                                                     FOR     WITHHOLD   FOR ALL
                                                     ALL        ALL     EXCEPT

PROPOSAL I:  To elect eleven Trustees of the         [_]        [_]        [_]
             Trust to hold office until their
             respective successors have been duly
             elected and qualified or until their
             earlier resignation or removal,
             whose terms will be effective on
             the date of the Special Meeting or,
             in the event of an adjournment or
             adjournments of the Special
             Meeting, such later date as
             shareholder approval is obtained.

(01) Richard R. Burt     (05) Joseph R. Hardiman     (09) Philip Saunders, Jr.
(02) S. Leland Dill      (06) Richard J. Herring     (10) William N. Searcy
(03) Martin J. Gruber    (07) Graham E. Jones        (11) Robert H. Wadsworth
(04) Richard T. Hale     (08) Rebecca W. Rimel

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


        ----------------------------------------------------------------



                                                     FOR     AGAINST   ABSTAIN

PROPOSAL II: To approve a new investment             [_]       [_]       [_]
             advisory agreement between the
             US Bond Index Portfolio and Deutsche
             Asset Management, Inc.